Exhibit 10.96

Execution Version

CONSENT AGREEMENT WITH RESPECT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT AND FOREIGN SECURITY AGREEMENTS

THIS CONSENT AGREEMENT WITH RESPECT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FOREIGN SECURITY AGREEMENTS dated as of November 2, 2020 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDING B.V., a private limited liability company (in Dutch: besloten vennootschap met beperkte aansprakelijkheid), organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under the number 65823060 (“DHBV” or the “Foreign Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Domestic Borrower, the Foreign Borrower, Diodes Holdings UK Limited, a company incorporated and registered under the laws of England and Wales with registration number 06475363 (“DHUK”) and the other Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower is the direct owner of all of the outstanding Equity Interests in DHBV, and DHBV is the direct owner of all of the outstanding Equity Interests in DHUK.

The Domestic Borrower has informed the Administrative Agent and the Lenders that DHBV wishes to merge with and into DHUK effective as of December 31, 2020 (the “UK Merger”) in accordance with the joint terms of merger of the DHBV and DHUK, signed by the parties thereto on September 22, 2020, and Directive (EU) 2017/1132 of the European Parliament and of the Council of 14 June 2017 (the “Directive”), implemented in the United Kingdom by The Companies (Cross-Border Mergers) Regulations 2007 (the “UK Regulations”) and in the Netherlands  by the provisions of Book 2, Title 7, Parts 1 through 3A of the Dutch Civil Code (the “Dutch Civil Code”).  The UK Merger will be a “merger by absorption” as provided for by Article 119(2)(a) of the Directive (and Regulation 2(2) of the UK Regulations, and Article 2:309 of the Dutch Civil Code), and as a result of the merger DHUK will acquire all rights and assets and assume all liabilities and obligations of DHBV.

As a result of the UK Merger, all of DHBV’s obligations under the Loan Documents as the “Foreign Borrower” will be acquired by operation of law by DHUK, DHBV will cease to exist and shall be dissolved without going into liquidation, the shares in DHBV will be cancelled and DHUK will allot shares to the sole shareholder of DHBV, being the Domestic Borrower.  The current Collateral Documents with respect to the Equity Interests in DHBV will terminate by operation of law as a consequence of the UK Merger. Following the UK Merger, DHUK will maintain its current corporate structure and corporate name and registration number and will continue to be governed by the laws of England.

The Domestic Borrower has further informed the Administrative Agent and the Lenders that on or around November 10, 2020, the Domestic Borrower intends to vote in favor of the UK Merger at a general meeting of DHBV to be held in front of a Dutch civil law notary.

The Loan Parties have requested that the Administrative Agent and the Lenders consent to the Domestic Borrower exercising its Voting Rights (as defined in each Deed of Pledge described below) in the capital of DHBV in order to decide upon the UK Merger and the related terms thereof notwithstanding any voting restriction pursuant to the pledge over such shares set forth in the deed of pledge of shares entered into by and between the Domestic Borrower, the Administrative Agent and DHBV on October 20, 2016 (the “Deed of Pledge 1”) and (ii) the deed of pledge of shares entered into by and between the Domestic Borrower, the Administrative Agent and DHBV on May 29, 2020 (the “Deed of Pledge 2,” and together with the Deed of Pledge 1, the “Deeds of Pledge”).

The Loan Parties have requested that the Administrative Agent and the Lenders consent to DHBV exercising its voting rights in relation to the Charged Shares (as defined in the Share Charge described below) to decide upon the UK Merger and the related terms thereof notwithstanding any voting restriction pursuant to the pledge over such shares set forth in the Charge Over Shares entered into by DHBV and the Administrative Agent on May 29, 2020 (the “Share Charge,” and with the Deeds of Pledge, the “Pledges”).

Section 7.02(t) of the Credit Agreement permits Diodes Hong Kong to incur the Diodes Hong Kong HSBC Indebtedness. The Loan Parties have requested that the Administrative Agent and the Lenders consent to the renewal and extension of the Diodes Hong Kong HSBC Indebtedness with the understanding that the Diodes Hong Kong HSBC Indebtedness shall continue to be secured solely by the Chengdu Letter of Credit and in no event shall the aggregate principal amount of the Diodes Hong Kong HSBC Indebtedness exceed $70,000,000.

Section 7.02(s) of the Credit Agreement permits Diodes Chengdu to enter into the Chengdu Letter of Credit Facility and the issuance of the Chengdu Letter of Credit thereunder. The Loan Parties have requested that the Administrative Agent and the Lenders consent to the amendment of the Chengdu Letter of Credit Facility to provide either a committed facility or an uncommitted facility and to allow the Chengdu Letter of Credit to have a further term of two years, and the corresponding issuance of an amended or replaced Chengdu Letter of Credit, with the understanding that in no event shall the face amount of the Chengdu Letter of Credit exceed $70,000,000.

Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such request of the Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Consent – Foreign Security Agreements. Subject to the terms and conditions hereof, and notwithstanding anything to the contrary in the Deeds of Pledge (including, without limitation, Section 4.4 of each Deed of Pledge) or the Share Charge (including, without limitation, Section 4.1 of the Share Charge), the Administrative Agent and the Lenders hereby consent to (A) the Domestic Borrower exercising its Voting Rights (as defined in each Deed of Pledge) in the capital of DHBV and (B) DHBV exercising its voting rights in relation to the Charged Shares (as defined in the Share Charge described below), in each case, in order to decide upon the UK Merger and the related terms thereof notwithstanding any voting restriction pursuant to the pledge over such shares (the “Consent”). For the avoidance of doubt, in no event shall this Consent serve as consent to the consummation of the UK Merger or as a waiver of Sections 7.04(a)(ii) and 11.01(j) of the Credit Agreement or of any other provision of the Credit Agreement, or as a consent for the release of any Borrower or the assignment or transfer by any Borrower of any of its rights or obligations under the Credit Agreement or the other Loan Documents.  All parties hereto agree and acknowledge that the consummation of the UK Merger, and the acquisition by DHUK of all rights and assets and assume all liabilities and obligations of DHBV, shall only be permitted with the express written consent of each Lender under the Credit Agreement pursuant to a separate written agreement (consent to which each Lender may elect to provide in its sole discretion).

3.Consent – Credit Agreement. Subject to the terms and conditions hereof, and notwithstanding anything to the contrary in Section 7.02(s) or the definitions of Chengdu Letter of Credit Facility and Chengdu Letter of Credit set forth in Section 1.01 of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the amendment of the Chengdu Letter of Credit Facility to provide either a committed facility or an uncommitted facility and to allow the Chengdu Letter of Credit to have a further term of two years, and the corresponding issuance of an amended or replaced Chengdu Letter of Credit; provided that, in no event shall the face amount of the Chengdu Letter of Credit exceed $70,000,000.  Subject to the terms and conditions hereof, and notwithstanding anything to the contrary in Section 7.02(t) or the definition of Diodes Hong Kong HSBC Indebtedness set forth in Section 1.01 of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the renewal and extension of the Diodes Hong Kong HSBC Indebtedness (without any change in the collateral provided therefor); provided that, (A) the Diodes Hong Kong HSBC Indebtedness shall continue to be secured solely by the Chengdu Letter of Credit and (B) in no event shall the aggregate principal amount of the Diodes Hong Kong HSBC Indebtedness exceed $70,000,000.

4.Conditions to Effectiveness of Consent. The Consent shall be effective upon the Administrative Agent’s receipt of executed counterparts of this Agreement signed by the Loan Parties, the Administrative Agent and the Lenders, which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals), properly executed by a Responsible Officer of the signing Loan Party (such date, the “Consent Effective Date”).

5.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof and on the Consent Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default (as defined in the Credit Agreement) and no Voting Transfer Event (as defined in the Deeds of Pledge) has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e)No Loan Party is an Affected Financial Institution.

7.Assumption and Reaffirmations.

(a)Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party.

(b)Each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party and acknowledges and agrees that its Guaranty of, and pledge of Collateral pursuant to the Collateral Documents to which it is a party to secure, the Foreign Obligations and the other Obligations, as applicable, shall remain in full force and effect upon the Consent Effective Date.

(c)Each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:  /s/ Brett Whitmire

Name:Brett Whitmire

Title:Chief Financial Officer

FOREIGN BORROWER:

Diodes Holding B.V.

By:  /s/ Brett Whitmire

Name:___Brett Whitmire___________________

Title: Managing Director A

By:  /s/ M.F.A. van Schijndel

Name:____ M.F.A. van Schijndel ____________

Title: Managing Director B

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

SUBSIDIARY GUARANTORS:

DIODES ZETEX LIMITED

By:  /s/ Brett Whitmire

Name:  Brett Whitmire

Title:Director

DIODES HOLDINGS UK LIMITED

By:  /s/ Brett Whitmire

Name:  Brett Whitmire

Title:Director

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Anthony W. Kell

Name:  Anthony W. Kell

Title:Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ Jennifer Yan

Name:  Jennifer Yan

Title:Senior Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

BBVA USA,

as a Lender

By:  /s/ Jay S. Tweed

Name:  Jay S. Tweed

Title:SVP

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:  /s/ R. Ruining Nguyen

Name:  R. Ruining Nguyen

Title:SVP

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:  /s/ Stuart Darby

Name:  Stuart Darby

Title:Senior Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

REGIONS BANK,

as a Lender

By:  /s/ Derek Miller

Name:  Derek Miller

Title:Director

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

COMERICA BANK,

as a Lender

By:  /s/ John Smithson

Name:  John Smithson

Title:Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:  /s/ Will Deevy

Name:  Will Deevy

Title:Director

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

CADENCE BANK, N.A.,

as a Lender

By:  /s/ David Hauglid

Name:  David Hauglid

Title:Senior Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated

HSBC BANK USA, N.A.,

as a Lender

By:  /s/ Shaun R. Kleinman

Name:  Shaun R. Kleinman

Title:Senior Vice President

Signature Page to Consent Agreement With Respect to Second Amended and Restated

Credit Agreement and Foreign Security Agreements

Diodes Incorporated